SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549




                                     FORM 8-K

                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 February 4, 1995
                 Date of Report (Date of earliest event reported)


                          MICHIGAN NATIONAL CORPORATION
              (Exact name of registrant as specified in its charter)


                Michigan                   0-7186           38-0111135
      (State or other jurisdiction       (Commission       (IRS Employer
            of incorporation)           File Number)    Identification No.)

           27777 Inkster Rd.,                          48334
       Farmington Hills, Michigan
     (Address of principal executive offices)       (Zip Code)


     Registrant's Telephone Number, including area code:  (810) 473-3000







         Item 5.  Other Events

                   On February 4, 1995, Michigan National Corporation, a Michigan Corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with National Australia Bank Limited A.C.N. 004044937, a commercial bank organized under Australian law ("NAB"), pursuant to which a wholly owned subsidiary of NAB will merge with the Company (the "Merger"). As a result of the Merger, the outstanding shares of the Company's common stock, par value $10 per share ("Company Common Stock"), will be converted into the right to receive from the surviving corporation U.S. $110 per share, in cash. The Merger is conditioned upon, among other things, approval by holders of a majority of the Company Common Stock and upon receipt of certain regulatory and governmental approvals. The Merger Agreement is attached as Exhibit 1 hereto and its terms are incorporated herein by reference.

                   Simultaneously with their execution and delivery of the Merger Agreement, the Company and NAB entered into a Stock Option Agreement pursuant to which the Company granted NAB the right, upon the terms and subject to the conditions set forth therein, to purchase up to 2,633,502 shares of Company Common Stock at a price of $89 per share. The Stock Option Agreement is attached as Exhibit 2 hereto and its terms are incorporated herein by reference.

                   A copy of the Press Release, dated February 6, 1995, issued by the Company and NAB relating to the Merger Agreement and the Stock Option Agreement is attached as Exhibit 3 hereto and is incorporated herein by reference.

                   On February 4, 1995, the Company amended its Rights Agreement, dated as of April 25, 1988, by and between the Company and Mellon Bank, N.A. (the "Rights Agreement"), with the effect of exempting the Merger, the Merger Agreement, the Stock Option Agreement, and the events and the transactions contemplated thereby from the Rights Agreement. The amendments to the Rights Agreement are attached hereto as Exhibit 4 and are incorporated herein by reference.

         Item 7.   Financial Statements and Exhibits

                   1. Agreement and Plan of Merger dated as of February 4, 1995, by and among National Australia Bank Limited A.C.N. 004044937, MNC Acquisition Co., and Michigan National Corporation.




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                   2.   Stock Option Agreement dated as of February 4,
                        1995, by and among National Australia Bank
                        Limited A.C.N. 004044937, MNC Acquisition Co., and Michigan National Corporation.

                   3. Press Release, dated February 5, 1995, relating to transactions with National Australia Bank Limited.

                   4. Amendments, dated as of February 4, 1995, to Rights Agreement, dated as of April 25, 1988, by and between Mellon Bank, N.A. and Michigan National Corporation.







































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                                    SIGNATURES



                   Pursuant to the requirements of the Securities Ex-change Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  MICHIGAN NATIONAL CORPORATION




                                  By:/s/ Lawrence L. Gladchun
                                     Name:  Lawrence L. Gladchun
                                     Title: Senior Vice President




         Date:  February 14, 1995





























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                                   EXHIBIT INDEX



         Exhibit                                             Sequential
           No.              Description                      Page Number

           1.     Agreement and Plan of Merger dated
                  as of February 4, 1995, by and among
                  National Australia Bank Limited
                  A.C.N. 004044937, MNC Acquisition Co.,
                  and Michigan National Corporation........

           2.     Stock Option Agreement, dated as of
                  February 4, 1995, by and among National
                  Australia Bank Limited A.C.N. 004044937,
                  MNC Acquisition Co., and Michigan National
                  Corporation..............................

           3.     Press Release, dated February 5,
                  1995, relating to transactions with
                  National Australia Bank Limited..........

           4. Amendments, dated as of February 4, 1995, to Rights Agreement, dated April 25, 1988, by and between and Mellon Bank, N.A and
                  Michigan National Corporation............

























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